SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 7, 2007
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                               POLYONE CORPORATION
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               (Exact name of registrant as specified in charter)


        Ohio                        1-16091                    34-1730488
       ------                      ----------                ---------------
   (State or other                (Commission                    (I.R.S.
   jurisdiction of                File Number)                  Employer
   incorporation)                                            Identification
                                                                  No.)


            PolyOne Center, 33587 Walker Road, Avon Lake, Ohio 44012
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (440) 930-1000
                                                           --------------

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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirements of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13E-4(c))

Item 2.02.  Results of Operations and Financial Condition.
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On August 7, 2007, the Registrant issued a press release, furnished herewith as
Exhibit 99.1, announcing earnings for the second quarter of 2007. The press release shall not be deemed to be "filed" under the Securities Exchange Act of 1934.


Item 9.01.  Financial Statements and Exhibits.
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   (d) Exhibits.

         Exhibit 99.1 - Press release dated August 7, 2007, furnished herewith.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                POLYONE CORPORATION

                                                By:   /s/ W. David Wilson
                                                   ----------------------------
                                                      W. David Wilson
                                                      Senior Vice President and
                                                      Chief Financial Officer

Dated:  August 7, 2007